UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
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FORM 8-K
_____________
CURRENT REPORT

Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
May 19, 2023
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KENNEDY-WILSON HOLDINGS, INC.
(Exact name of registrant as specified in its charter)
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Delaware	001-33824	26-0508760
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

151 S El Camino Drive Beverly Hills, California 90212
(Address of principal executive offices)(Zip Code)

(310) 887-6400
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report)
_____________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

(See definition of “large accelerated filer," "accelerated filer," "smaller reporting company” and "emerging growth company" in Rule 12b-2 of the Exchange Act). (Check one):

Large accelerated filer	☒	Accelerated filer	☐

Non-accelerated filer	☐	Smaller reporting company	☐

Emerging growth company	☐
Indicate by check mark whether the registrant is a shell company (as defined in Rule 12b-2 of the Exchange Act).   ☐  Yes    ☒  No
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $.0001 par value	KW	NYSE
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.   ☐

Item 8.01. Other Events

On May 19, 2023, a wholly-owned subsidiary of Kennedy-Wilson Holdings, Inc., a Delaware corporation (the “Company” or “we”), entered into a Loan Purchase and Sale Agreement (the “Agreement”) with Pacific Western Bank, a California state-chartered bank (“PacWest”), to acquire a portfolio of 74 real estate construction loans (the “Loans”) from PacWest for a total purchase price of approximately $2.4 billion (the “Transaction”). The Company expects to complete the Transaction with partners, pursuant to which the Company will earn customary fees. The purchase price of approximately $2.4 billion, subject to customary prorations and adjustments, (i) will be paid to PacWest to acquire a total of approximately $2.6 billion in aggregate principal balance that is currently outstanding under the Loans; and (ii) is the price for the entire portfolio of Loans and may not necessarily be reflective of the price paid for any individual loan. The aggregate principal balance of the Loans, which are floating rate, currently carries an average interest rate of approximately 8.4%. The Company and its partners will also be assuming all remaining future funding obligations under the Loans, subject to customary conditions to disbursement, of approximately $2.7 billion. In addition, as part of the Transaction, upon PacWest securing certain consents and/or waivers required under the underlying loan and related agreements, the Company and its partners will also purchase from PacWest an additional six real estate construction loans with an aggregate principal balance of approximately $363 million.

Upon closing of the Transaction, (i) PacWest will pay the Company or a wholly-owned subsidiary of the Company a fee in an amount equal to 15 basis points of the total commitments of the Loans that the Company acquires; and (ii) the Company currently anticipates hiring certain members that are employed by PacWest and its affiliates that originated and are currently managing the Loans. The Transaction is subject to (i) the Company’s satisfactory completion of customary due diligence (as determined by the Company in its sole and absolute discretion) as well as (ii) the satisfaction of customary closing conditions (including PacWest securing certain counterparty consents and waivers). As part of the Transaction, the Company will deposit a total of $20 million into a third-party escrow account that will be fully refundable back to the Company until the Company waives due diligence in accordance with the terms of the Agreement.

The Transaction is currently expected to close in multiple tranches during the second and early part of the third quarter of 2023. The Company currently expects its total investment in the Transaction to be between 2.5% and 5.0% of the purchase price and future funding obligations. There can be no assurance that the Company or its partners will complete the Transaction in part or at all.

Cautionary Statement Regarding Forward-Looking Statements

This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended (the “Securities Act”) and Section 21E of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). These forward-looking statements are necessarily estimates reflecting the judgment of our senior management based on our current estimates, expectations, forecasts and projections and include comments that express our current opinions about trends and factors that may impact future operating results. Disclosures that use words such as “believe,” “may,” “anticipate,” “estimate,” “intend,” “could,” “plan,” “expect,” “project” or the negative of these, as well as similar expressions, are intended to identify forward-looking statements. Forward-looking statements involve significant known and unknown risks and uncertainties that may cause the Company’s actual results in future periods to differ materially from those projected or contemplated in the forward-looking statements. The inclusion of such statements should not be regarded as a representation that such plans, estimates or expectations will be achieved. There is no assurance that the proposed Transaction will be consummated, and there are a number of risks and uncertainties that could cause actual results to differ materially from the forward-looking statements made herein.

Forward-looking statements are not guarantees of future performance, rely on a number of assumptions concerning future events, many of which are outside of our control, and involve known and unknown risks and uncertainties that could cause our actual results, performance or achievement, or industry results to differ materially from any future results, performance or achievements, expressed or implied by such forward-looking statements. These risks and uncertainties may include the risks and uncertainties described elsewhere in this report and other filings with the Securities and Exchange Commission (the “SEC”), including the Item 1A. “Risk Factors” section of our Annual Report on Form 10-K for the year ended December 31, 2022, as supplemented by the risk factors disclosed in Item 1A. of our Quarterly Report on Form 10-Q for the quarter ended March 31, 2023. Any such forward-looking statements, whether made in this report or elsewhere, should be considered in the context of the various disclosures made by us about our businesses including, without limitation, the risk factors discussed in our filings with the SEC. Except as required under the federal securities laws and the rules and regulations of the SEC, we do not have any intention or obligation to update publicly any forward-looking statements, whether as a result of new information, future events, changes in assumptions, or otherwise.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KENNEDY-WILSON HOLDINGS, INC.

By:	/s/ JUSTIN ENBODY
Justin Enbody
Chief Financial Officer

Date: May 22, 2023